Exhibit 99.1

SAVARA ANNOUNCES CLOSING OF MERGER WITH MAST THERAPEUTICS

Commences Trading on Nasdaq Capital Market on April 28, 2017 Under Ticker Symbol “SVRA”

Conference Call Scheduled for Tuesday May 2nd, 2017 at 4:30 p.m. ET / 3:30 p.m. CT

AUSTIN, TX – April 27, 2017 – Savara Inc. (NASDAQ: SVRA), a clinical-stage specialty pharmaceutical company focused on the development and commercialization of novel therapies for the treatment of serious or life-threatening rare respiratory diseases, today announced the closing of its previously announced merger with Mast Therapeutics, Inc. (NYSE MKT: MSTX), under which the stockholders of Savara have become the majority owners of Mast, and the operations of Mast and Savara have combined. The post-merger company, named Savara Inc., is based in Austin, TX and features three inhaled product candidates, each in advanced stages of clinical development. The company will be led solely by Savara’s current management team. Two independent members of the Mast board remain on the post-merger board together with all five members of the Savara board. Savara’s common stock will commence trading on April 28th, 2017 on the Nasdaq Capital Market under the trading symbol “SVRA”.

“Savara’s transition to the public market marks a significant milestone for us, and serves as testament to the determination of our team as well as the support of our investors to date,” stated Rob Neville, Chairman and CEO of Savara. “Savara’s team is passionate about helping those who suffer from rare and debilitating lung diseases and will dynamically pursue opportunities to develop impactful products to treat such conditions. We believe Savara presents an attractive business opportunity with our pipeline of unique products with considerable market potential, as well as significant value-driving clinical milestones.”

Savara began the development of AeroVanc in 2010 and is now in preparation for a pivotal Phase 3 study. In July 2016, Savara acquired Serendex Pharmaceuticals adding Molgradex to its pipeline. Molgradex is currently in Phase 2/3 development. With the closing of the Mast merger, Savara adds the Aironite program to its pipeline (also known as AIR001). Savara intends to continue its growth strategy focused on indication expansion, strategic development partnerships and product acquisitions.

In connection with the closing of the merger, Mast effected a 1 for 70 reverse split of its common stock. Post-merger and post-reverse split, Savara has approximately 15 million shares of common stock issued and outstanding with prior Savara stockholders collectively owning approximately 77% of the combined company, and prior Mast stockholders collectively owning approximately 23% of the combined company. Prior to the merger closing, Savara stockholders exercised certain previously issued warrants to purchase Savara shares and invested additional capital into the company, resulting in aggregate net proceeds of approximately $4 million.

Savara’s pipeline now includes:

•	Molgradex, an inhaled nebulized GM-CSF to treat pulmonary alveolar proteinosis (PAP) currently in Phase 2/3 development;

•	AeroVanc, an inhaled dry-powder vancomycin to treat chronic methicillin-resistant Staphylococcus aureus (MRSA) pulmonary infection in cystic fibrosis (CF) in preparation for a pivotal Phase 3 study; and

•	Aironite, an inhaled nebulized sodium nitrite solution to treat heart failure with preserved ejection fraction (HFpEF) currently in Phase 2 development.

Select Development Milestones

•	Completing negotiations with the U.S. Food and Drug Administration (FDA) on the requirements for a pivotal clinical study of Molgradex in the U.S. in Q2/2017;

•	Initiating a pivotal Phase 3 study of AeroVanc in Q3/2017;

•	Announcing an indication expansion strategy of Molgradex for the treatment of a rare lung infection in Q3/2017;

•	Announcing top-line results from a Phase 2/3 study of Molgradex, expected to be registration-enabling in Europe and Japan, in Q1/2018; and

•	Announcing results from an ongoing Phase 2 study of Aironite being conducted by the Heart Failure Clinical Research Network in H1/2018.

Conference Call and Webcast

Savara will hold a conference call on Tuesday May 2nd, 2017, at 4:30 p.m. Eastern Time / 3:30 p.m. Central Time to provide an overview and business update. Interested parties may access the conference call by dialing (855) 239-3120 from the U.S., (855) 669-9657 from Canada, and (412) 542-4127 from outside the U.S. and should request the Savara Inc. Call. A live webcast of the conference call will be available online from the Investors section of Savara’s website at http://www.savarapharma.com/investors/events/. Replays of the webcast will be available on Savara’s website for 30 days and a telephone replay will be available through May 9th, 2017 by dialing (877) 344-7529 from the U.S., (855) 669-9658 from Canada, and (412) 317-0088 from elsewhere outside the U.S. and entering replay access code 10104600.

About Savara

Savara Inc. is a clinical-stage specialty pharmaceutical company focused on the development and commercialization of novel therapies for the treatment of serious or life-threatening rare respiratory diseases. Savara’s pipeline comprises AeroVanc, a Phase 3 ready inhaled vancomycin, Molgradex, a Phase 2/3 stage inhaled granulocyte-macrophage colony-stimulating factor, or GM-CSF and Aironite, an inhaled nebulized sodium nitrite solution to treat HFpEF. Savara’s strategy involves expanding its pipeline of best-in-class products through indication expansion, strategic development partnerships and product acquisitions, with the goal of becoming a leading company in its field. Savara’s management team has significant experience in orphan drug development and pulmonary medicine, in identifying unmet needs, creating and acquiring new product candidates, and effectively advancing them to approvals and commercialization. More information can be found at www.savarapharma.com. (Twitter: @SavaraPharma)

Forward Looking Statements

Savara cautions you that statements in this press release that are not a description of historical fact are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words referencing future events or circumstances such as “expect,” “intend,” “plan,” “anticipate,” “believe,” and “will,” among others. Such statements include, but are not limited to, statements regarding dynamically pursuing opportunities to develop impactful products, Savara presenting an attractive business opportunity with a pipeline of unique products with considerable market potential, as well as significant value-driving clinical milestones, Savara’s intent to continue its growth strategy focused on indication expansion, strategic development partnerships and product acquisitions, Savara’s pipeline and select developmental milestones. Savara may not actually achieve any of the matters referred to in such forward looking statements, and you should not place undue reliance on these forward-looking statements. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon Savara’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include, without limitation, risks and uncertainties associated with the ability to project future cash utilization and reserves needed for contingent future liabilities and business operations, the availability of sufficient resources for Savara’s operations and to conduct or continue planned clinical development programs, the timing and ability of Savara to raise additional equity capital to fund continued operations; the ability to successfully develop Savara’s product candidates, and the risks associated with the process of developing, obtaining regulatory approval for and commercializing drug candidates that are safe and effective for use as human therapeutics. Risks and uncertainties facing Savara are described more fully in Savara’s filings with the Securities and Exchange Commission including the most recent Form 8-K filed on April 27, 2017, other filings on Form 8-K, the Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and the Registration Statement on Form S-4 related to the Mast/Savara merger. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they were made. Savara undertakes any obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as may be required by law.

Contact:

Savara Inc.

Ioana C. Hone (ir@savarapharma.com)

(512) 961-1891

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